Exhibit 10.1

[Note: certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.]

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

ROCKETFUEL BLOCKCHAIN, INC.

5% CONVERTIBLE NOTES

AMENDED AND RESTATED
REGULATION S SUBSCRIPTION AGREEMENT
NON-U.S. PERSONS ONLY

THIS AMENDED AND RESTATED REGULATION S SUBSCRIPTION AGREEMENT is made effective as of the “Date of Acceptance” shown on the execution page to this Agreement, between the subscriber listed on the execution page to this Agreement (the “Subscriber”) and RocketFuel Blockchain, Inc., a Nevada corporation (the “Corporation”). This Agreement amends and restates in its entirety the Regulation S Subscription Agreement executed on September 9, 2021 by the Subscriber and the Corporation.

The parties hereby agree as follows:

ARTICLE I.
DEFINITIONS

Section 1.01 The following terms will have the following meanings for all purposes of this Agreement.

“Agreement” means this Amended and Restated Regulation S Subscription Agreement, and all schedules and amendments to in the Agreement.

“Authority” is defined in Section 3.02.

“Closing Date” means the earlier of October 15, 2021 and such earlier date as is agreed to by the Corporation and the Subscriber, which shall be the date the Purchase Price is to be delivered by the Subscriber to the Corporation pursuant to Section 2.02.

“Common Stock” means the shares of Common Stock of the Corporation, $0.001 par value per share.

“Condition of the Corporation” is defined in Section 3.01.

“Convertible Note” means the Corporation’s 5% Convertible Note, substantially in the form of Exhibit A to this Agreement.

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“Conversion Shares” means the shares of Common Stock to be issued upon conversion of the Convertible Note.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Offering” means the offering of the Convertible Notes by the Corporation.

“Principal Market” shall mean the New York Stock Exchange, the NYSE Amex, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the OTC Markets, whichever is the market on which the Common Stock is listed.

“Purchase Price” means the purchase price payable by the Subscriber to the Corporation in consideration for the purchase and sale of the Convertible Note in accordance with Section 2.01 of this Agreement.

“Registration Statement” means the registration statement covering the Conversion Shares to be filed in accordance with ARTICLE VI.

“SEC” means the United States Securities and Exchange Commission.

“Securities” means the Convertible Note and the Conversion Shares.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Subscriber” means the Subscriber executing the signature page to this Agreement.

Section 1.02 All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

ARTICLE II.
PURCHASE AND SALE OF NOTE

Section 2.01 Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for and agrees to purchase from the Corporation on the Closing Date a Convertible Note in the principal amount as is set forth upon the execution page hereof. The purchase price for the Note is 100% of the principal amount of the Note. The Convertible Note will convert into shares of Common Stock at the conversion price set forth in the Convertible Note, subject to the terms and upon the conditions set forth therein. Upon execution, the subscription by the Subscriber will be irrevocable.

Section 2.02 The Subscriber will complete the purchase of the Convertible Note by delivering to the Corporation, on the Closing Date, payment of the Purchase Price by wire transfer, check, bank draft or cashier’s check payable to the Corporation or such other form of payment as may be acceptable to the Corporation, in its sole discretion.

Section 2.03 The Corporation agrees to sell the Convertible Note to the Subscriber for the Purchase Price on the Closing Date, subject to the terms and upon the conditions set forth herein. On the Closing Date, upon payment by the Subscriber of the Purchase Price to the Corporation, the Corporation shall execute and deliver the Convertible Note to the Subscriber. Notwithstanding the foregoing, the Corporation shall have the right, in its sole discretion, to terminate this Agreement at any time prior to the payment by the Subscriber to the Corporation of the Purchaser Price on the Closing Date hereunder, with no liability to the Subscriber or the Corporation.

Section 2.04 The sale of the Convertible Note by the Corporation of the Subscription on the Closing Date is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident. The Subscriber will deliver to the Corporation all other documentation, agreements, representations and requisite government forms required by the attorneys for the Corporation as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.

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Section 2.05 The Subscriber hereby authorizes and directs the Corporation to deliver the Securities to be issued to the Subscriber pursuant to this Agreement and the Convertible Note to the Subscriber’s address indicated on the signature page of this Agreement.

Section 2.06 The Subscriber acknowledges and agrees that the subscription for the Convertible Note and the Corporation’s acceptance of the subscription is not subject to any minimum subscription for the Offering.

ARTICLE III.
REPRESENTATIONS AND WARRRANTIES OF THE COMPANY

The Corporation represents and warrants to Subscriber as of the date hereof and as of the Closing Date as follows:

Section 3.01 Due Organization. The Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, operate, and lease its respective properties and assets and to conduct its respective businesses as now conducted, and is qualified to do business in the other jurisdictions where the nature of its properties, assets, or businesses requires such qualification, other than where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, of the business, operations, affairs, properties, or assets of the Corporation (“Condition of the Corporation”).

Section 3.02 Compliance with Law. The Corporation has obtained and maintains in full force and effect all permits, licenses, consents, approvals, registrations, memberships, authorizations, and qualifications under all federal, state, local, and foreign laws and regulations, and with all federal, state, local, and foreign governmental or regulatory authorities (“Authority”) required for the conduct by it of its businesses and the ownership or possession by it of its properties and assets, other than where the failure to obtain or maintain such permits, licenses, consents, approvals, registrations, memberships, authorizations, or qualifications would not, individually or in the aggregate, have a material adverse effect on the Condition of the Corporation. The Corporation is in compliance with all laws, regulations, ordinances, orders, and decrees (including, without limitation, all environmental and occupational, health, and safety laws) of any Authority applicable to the conduct by Corporation of its business and to its ownership and possession of its properties and assets, other than where the failure so to comply would not, individually or in the aggregate, have a material adverse effect

Section 3.03 Authorization, Execution, and Delivery of Agreement

(a) The execution and delivery of this Agreement, the issuance and sale of the Securities to Subscriber, and the consummation of the transactions contemplated hereby (i) are within the corporate power and authority of the Corporation, (ii) do not require the approval or consent of any shareholders of the Corporation, and (iii) have been duly authorized by all necessary corporate power on the part of the Corporation. This Agreement has been duly executed and delivered by the Corporation, and this Agreement constitutes the legal, valid, binding, and enforceable obligation of the Corporation, subject to applicable bankruptcy, insolvency, and similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b) The Securities have been duly authorized by all necessary corporate action on the part of the Corporation and are validly issued, fully paid, and nonassessable, and Subscriber will acquire valid title to the Securities, free and clear of any encumbrances.

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Section 3.04 No Misrepresentation. This Agreement does not contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

ARTICLE IV.
REGULATION S AGREEMENTS OF THE SUBSCRIBER

Section 4.01 The Subscriber represents and warrants to the Corporation as of the date hereof and as of the Closing Date that the Subscriber is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Securities for the account or benefit of a U.S. Person. A “U.S. Person” is defined by Regulation S of the Securities Act to be any person who is:

(a) any natural person resident in the United States;

(b) any partnership or corporation organized or incorporated under the laws of the United States;

(c) any estate of which any executor or administrator is a U.S. person;

(d) any trust of which any trustee is a U.S. person;

(e) any agency or branch of a foreign entity located in the United States;

(f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g) any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited Subscribers [as defined in Section 230.501(a) of the Securities Act] who are not natural persons, estates or trusts.

Section 4.02 The Subscriber acknowledges that the Subscriber was not in the United States at the time the offer to purchase the Securities was received.

Section 4.03 The Subscriber acknowledges that Note is, and the Conversion Shares will be when issued, “restricted securities” within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act.

Section 4.04 The Subscriber agrees not to engage in hedging transactions with regard to the Note and the Conversion Shares unless in compliance with the Securities Act.

Section 4.05 The Subscriber and the Corporation agree that the Corporation will refuse to register any transfer of the Securities not made in (a) accordance with the provisions of Regulation S of the Securities Act, (b) pursuant to registration under the Securities Act or (c) pursuant to an available exemption from registration, or pursuant to this Agreement.

Section 4.06 The Subscriber agrees to resell the Securities only (a) in accordance with the provisions of Regulation S of the Securities Act, (b) pursuant to registration under the Securities Act, or (c) pursuant to an available exemption from registration pursuant to the Securities Act.

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Section 4.07 The Subscriber acknowledges and agrees that all certificates representing the Securities will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

ARTICLE V.
REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The Subscriber represents and warrants to the Corporation as of the date hereof and as of the Closing Date as follows, and acknowledges that the Corporation is relying upon such covenants, representations and warranties in connection with the sale of the Convertible Note to such Subscriber:

Section 5.01 The Subscriber is an investor in securities of companies in the development stage and acknowledges that he/she/it is able to fend for himself/herself/itself, can bear the economic risk of his/her/its investment, and has such knowledge and experience in financial or business matters such that he/she/it is capable of evaluating the merits and risks of the investment in the Securities. The Subscriber can bear the economic risk of this investment, and, if the Subscriber is not an individual, was not organized for the purpose of acquiring the Securities.

Section 5.02 The Subscriber has had full opportunity to review the Corporation’s periodic filings with the SEC pursuant to the Securities Act and the Exchange Act and additional information regarding the business and financial condition of the Corporation. The Subscriber believes he/she/it has received all the information he/she/it considers necessary or appropriate for deciding whether to purchase the Convertible Note. The Subscriber further represents that he/she/it has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Corporation. The Subscriber has had full opportunity to discuss this information with the Subscriber’s legal and financial advisers prior to execution of this Subscription Agreement.

Section 5.03 The Subscriber acknowledges that the offering of the Convertible Note by the Corporation has not been reviewed by the SEC and that the Securities are being issued by the Corporation pursuant to an exemption from registration under the Securities Act.

Section 5.04 The Subscriber understands that the Securities he/she/it is purchasing are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Subscriber represents that he/she/it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

Section 5.05 The Securities will be acquired by the Subscriber for investment for the Subscriber’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

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Section 5.06 An investment in the Corporation is highly speculative and only Subscribers who can afford the loss of their entire investment should consider investing in the Corporation and the Securities. The Subscriber is financially able to bear the economic risks of an investment in the Corporation.

Section 5.07 The Subscriber recognizes that the purchase of the Securities involves a high degree of risk in that the Corporation is in the early stages of development of its business and may require substantial funds in addition to the proceeds of this private placement.

Section 5.08 The Subscriber is not aware of any advertisement of the Securities.

Section 5.09 This Agreement has been duly authorized, validly executed and delivered by the Subscriber.

Section 5.10 The Subscriber has satisfied himself/herself/itself as to the full observance of the laws of his/her/its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within his/her/its jurisdiction for the purchase of the Securities; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Securities; and (v) any restrictions on transfer applicable to any disposition of the Securities imposed by the jurisdiction in which the Subscriber is resident.

Section 5.11 The Subscriber is purchasing the Securities as principal for his/her/its own account and not for the benefit of any other person.

Section 5.12 This Agreement has been duly executed and delivered by Subscriber and constitutes the legal, valid, binding, and enforceable obligation of Subscriber, subject to applicable bankruptcy, insolvency, and similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Section 5.13 No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated hereby based on arrangements made by or on Subscriber’s behalf other than the finder’s fee to be paid by Corporation to PacificWave Partners Inc.

ARTICLE VI.
REGISTRATION STATEMENT

Section 6.01 The Corporation shall use commercially reasonable efforts to file a Registration statement covering resales of the Conversion Shares not later than ten business days after the Closing Date. The Subscriber authorizes the Corporation to include the Subscriber’s name and such other information concerning the Subscriber and the purchase of the Convertible Note in the Registration statement as may be required under the Securities Act and the rules and regulations thereunder.

Section 6.02 The Corporation agrees to make available to the Subscriber via EDGAR or other electronic means the following documents and information on the forms set forth: (i) within five (5) Business Days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any Registration Statements or amendments filed pursuant to the 1933 Act; (ii) copies of any notices and other information made available or given to the shareholders of the Corporation generally, contemporaneously with the making available or giving thereof to the shareholders; and (iii) within two (2) calendar days of filing or delivery thereof, copies of all documents filed with, and all correspondence sent to, the Principal Market, any securities exchange or market, or the Financial Industry Regulatory Association, unless such information is material nonpublic information.

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Section 6.03 The Corporation shall take all action necessary to at all times have authorized and reserved the amount of Conversion Shares included in the Corporation’s Registration Statement for issuance pursuant to the Agreement. In the event that the Corporation determines that it does not have a sufficient number shares of Common Stock to reserve and keep available for issuance as described, the Corporation shall use all commercially reasonable efforts to increase the number of Common Stock by seeking shareholder approval.

Section 6.04 The Corporation shall use all commercially reasonable efforts to preserve and continue the corporate existence of the Corporation.

Section 6.05 The Corporation shall promptly notify the Subscriber upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of the Convertible Note: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Convertible Note for sale in any jurisdiction or the initiation or notice of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Corporation’s reasonable determination that a post-effective amendment or supplement to the Registration Statement would be appropriate, and the Corporation shall promptly make available to Subscriber any such supplement or amendment to the related prospectus.

ARTICLE VII.
MISCELLANEOUS

Section 7.01 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Corporation, at 201 Spear Street, Suite 1100, San Francisco, CA 94105, USA, Attention: Bennett J. Yankowitz, CFO, and to the Subscriber at his/her/its address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

Section 7.02 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

Section 7.03 This Subscription Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein. The parties hereby submit to personal jurisdiction in the Courts of the State of Nevada for the enforcement of this Subscription Agreement and waive any and all rights under the laws of any state to object to jurisdiction within the State of Nevada for the purposes of litigation to enforce this Subscription Agreement.

Section 7.04 The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the date of this Subscription Agreement will survive the completion of the issuance of the Securities. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Corporation in determining the eligibility of a purchaser of Securities and the Subscriber agrees to indemnify the Corporation and its respective trustees, affiliates, shareholders, directors, officers, partners, employees, advisors and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof. The Subscriber undertakes to immediately notify the Corporation at the address set forth in Section 5.01 of any change in any statement or other information relating to the Subscriber set forth herein.

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Section 7.05 Time shall be of the essence hereof.

Section 7.06 This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

Section 7.07 The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Subscription Agreement shall not be assignable by any party without prior written consent of the other parties.

Section 7.08 The Subscriber, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder.

Section 7.09 Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

Section 7.10 Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

Section 7.11 The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof.

Section 7.12 The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

Section 7.13 This Subscription Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

[Signature Page Follows]

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Principal Amount of Note Subscribed For:	$1,500,000.00

CORPORATE SUBSCRIBER:

Signature of Authorized Signatory:	/s/ Tom Glæsner Larsen
Tom Glæsner Larsen

Name of Subscriber:	G Kapital ApS

Name and Title of Authorized Signatory:	Tom Glæsner Larsen, CEO

Address of Subscriber:	[Redacted] Attn.: Tom Glæsner Larsen

Jurisdiction of Incorporation of Subscriber:	Denmark

Telephone Number of Subscriber:	[Redacted]

E-Mail Address of Subscriber:	[Redacted]

ACCEPTED BY: ROCKETFUEL BLOCKCHAIN, INC.

Signature of Authorized Signatory:	/s/ Peter M. Jensen
Peter M. Jensen

Name of Authorized Signatory:	Peter M. Jensen

Position of Authorized Signatory: Date of Acceptance:	Chief Executive Officer

Date of Acceptance:	September 9, 2021

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WIRING INSTRUCTIONS

[Redacted]

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Exhibit A

Form of Convertible Note

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

Principal Amount: $1,500,000.00	Issue Date: September __, 2021[1]
Purchase Price: $1,500,000.00

CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, Rocketfuel Blockchain, Inc., a Nevada corporation (the “Borrower”), hereby promises to pay to the order of G Kapital ApS, or registered assigns (the “Holder”) the sum of $1,500,000.00 together with any interest as set forth herein, on October 16, 2022 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate of 5.0 percent (the “Interest Rate”) per annum from the date hereof (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. This Note may not be prepaid in whole or in part except as otherwise explicitly set forth herein. Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of eight percent 8.0 percent per annum from the due date thereof until the same is paid (“Default Interest”). Interest shall commence accruing on the date that the Note is fully paid and shall be computed on the basis of a 365-day year and the actual number of days elapsed. All payments due hereunder (to the extent not converted into common stock, $0.001 par value per share (the “Common Stock”) in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Regulation S Subscription Agreement dated the date hereof, pursuant to which this Note was originally issued (the “Subscription Agreement”).

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof.

The following terms shall apply to this Note:

ARTICLE VIII.
CONVERSION RIGHTS

Section 8.01 Conversion Right. The Holder shall have the right from time to time, and at any time during the period beginning on May 1, 2022 and ending on the day preceding the Maturity Date to convert all or any part of the outstanding and unpaid amount of this Note into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price (the “Conversion Price”) determined as provided herein (a “Conversion”). The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the “Notice of Conversion”), delivered to the Borrower by the Holder in accordance with Section 1.05 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 6:00 p.m., New York, New York time on such conversion date (the “Conversion Date”); however, if the Notice of Conversion is sent after 6:00pm, New York, New York time the Conversion Date shall be the next business day. The term “Conversion Amount” means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion plus (2) at the Holder’s option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date, plus (3) at the Holder’s option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2) plus (4) at the Holder’s option, any amounts owed to the Holder pursuant to Section 1.05 hereof.

1 Insert Closing Date.

Section 8.02 Mandatory Conversion at Maturity. If no Event of Default shall have occurred and be continuing on the Maturity Date, the outstanding and unpaid amount of this Note shall automatically be converted into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the Conversion Price on the Maturity Date. The number of shares of Common Stock to be issued upon mandatory conversion of this Note shall be determined by dividing the Conversion Amount by the Conversion Price then in effect on the Maturity Date.

Section 8.03 Conversion Price. The Conversion Price shall be equal to the Variable Conversion Price (as defined herein)(subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower’s securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The “Variable Conversion Price” shall mean 80% multiplied by the Market Price (as defined herein) (representing a discount rate of 20%). “Market Price” means the average Trading Price (as defined below) for the Common Stock during the 15 Trading Day period ending on the latest complete Trading Day prior to the Conversion Date (with respect to a conversion pursuant to Section 1.01) or the Maturity Date (with respect to a conversion pursuant to Section 1.02). “Trading Price” means, for any security as of any date, the closing bid price on the OTCQB, OTCQX, Pink Sheets electronic quotation system or applicable trading market (the “OTC”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the OTC is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets”. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Borrower and the holders of a majority in interest of the Notes being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes. “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the OTC, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

Section 8.04 Authorized Shares. The Borrower covenants that during the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note issued pursuant to the Subscription Agreement. The Borrower is required at all times to have authorized and reserved three times the number of shares that would be issuable upon full conversion of the Note (based on the respective Conversion Price of the Note (as defined in Section 1.03) in effect from time to time, initially 2,125,000 shares)(the “Reserved Amount”). The Reserved Amount shall be increased (or decreased with the written consent of the Holder) from time to time in accordance with the Borrower’s obligations hereunder. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Notes shall be convertible at the then current Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Note. The Borrower (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note, and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note. If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under Section 3.02 of the Note.

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Section 8.05 Method of Conversion.

(a) Mechanics of Conversion. As set forth in Section 1.01, from time to time, and at any time during the period beginning on May 1, 2022 and ending on the later of: (i) the Maturity Date and (ii) the date of payment of the Default Amount, this Note may be converted by the Holder in whole or in part at any time from time to time after the Issue Date, by (A) submitting to the Borrower a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time) and (B) subject to Section 1.05(b), surrendering this Note at the principal office of the Borrower (upon payment in full of any amounts owed hereunder). The Holder shall be entitled to deduct $500.00 from the conversion amount in each Notice of Conversion to cover Holder’s deposit fees associated with each Notice of Conversion. Any additional expenses incurred by Holder with respect to the Borrower’s transfer agent, for the issuance of the Common Stock into which this Note is convertible into, shall immediately and automatically be added to the balance of the Note at such time as the expenses are incurred by Holder. If at any time the Conversion Price as determined hereunder for any conversion would be less than the par value of the Common Stock, then at the sole discretion of the Holder, the Conversion Price hereunder may equal such par value for such conversion and the Conversion Amount for such conversion may be increased to include Additional Principal, where “Additional Principal” means such additional amount to be added to the Conversion Amount to the extent necessary to cause the number of conversion shares issuable upon such conversion to equal the same number of conversion shares as would have been issued had the Conversion Price not been adjusted by the Holder to the par value price.

(b) Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid principal amount of this Note is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion.

(c) Delivery of Common Stock Upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.05, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within three business days after such receipt (the “Deadline”) (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof and the Subscription Agreement. Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations hereunder, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower’s obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion.

(d) Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon request of the Holder and its compliance with the provisions set forth herein, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system.

(e) Failure to Deliver Common Stock Prior to Deadline. Without in any way limiting the Holder’s right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline due to action and/or inaction of the Borrower, the Borrower shall pay to the Holder $100 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock (the “Fail to Deliver Fee”); provided, however, that the Fail to Deliver Fee shall not be due if the failure is a result of a third party (i.e., transfer agent; and not the result of any failure to pay such transfer agent) despite the best efforts of the Borrower to effect delivery of such Common Stock. Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note. The Borrower agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interference with such conversion right are difficult if not impossible to qualify. Accordingly, the parties acknowledge that the liquidated damages provision contained in this Section 1.05(e) are justified.

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Section 8.06 Concerning the Shares. The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless: (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration (such as Rule 144 or a successor rule) (“Rule 144”); or (iii) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.06 and who is an Accredited Investor (as defined in the Subscription Agreement). Any restrictive legend on certificates representing shares of Common Stock issuable upon conversion of this Note shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if the Borrower or its transfer agent shall have received an opinion of counsel from Holder’s counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that (i) a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be accepted by the Company so that the sale or transfer is effected; or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act; or otherwise may be sold pursuant to an exemption from registration. In the event that the Company does not reasonably accept the opinion of counsel provided by the Holder with respect to the transfer of Securities pursuant to an exemption from registration (such as Rule 144), at the Deadline, it will be considered an Event of Default pursuant to Section 3.02 of the Note.

Section 8.07 Effect of Certain Events.

(a) Effect of Merger, Consolidation, Etc. At the option of the Holder, the sale, conveyance or disposition of all or substantially all of the assets of the Borrower, the effectuation by the Borrower of a transaction or series of related transactions in which more than 50% of the voting power of the Borrower is disposed of, or the consolidation, merger or other business combination of the Borrower with or into any other Person (as defined below) or Persons when the Borrower is not the survivor shall be deemed to be an Event of Default (as defined in ARTICLE III) pursuant to which the Borrower shall be required to pay to the Holder upon the consummation of and as a condition to such transaction an amount equal to the Default Amount (as defined in ARTICLE III). “Person” shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

(b) Adjustment Due to Merger, Consolidation, Etc. If, at any time when this Note is issued and outstanding and prior to conversion of all of the Note, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof. The Borrower shall not affect any transaction described in this Section 1.07(b) unless (a) it first gives, to the extent practicable, ten days’ prior written notice (but in any event at least five days’ prior written notice) of the record date of the special meeting of shareholders to approve, or if there is no such record date, the consummation of, such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the Holder shall be entitled to convert this Note) and (b) the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument the obligations of this Note. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

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(c) Adjustment Due to Distribution. If the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Borrower’s shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the Holder of this Note shall be entitled, upon any conversion of this Note after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such conversion had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

Section 8.08 Prepayment. Notwithstanding anything to the contrary contained in this Note, at any time on or before April 30, 2022 (the “Prepayment Period”), the Borrower shall have the right, exercisable on not more than three Trading Days prior written notice to the Holder of the Note to prepay the outstanding Note (principal and accrued interest), in full, in accordance with this Section 1.08. Any notice of prepayment hereunder (an “Optional Prepayment Notice”) shall be delivered to the Holder of the Note at its registered addresses and shall state: (1) that the Borrower is exercising its right to prepay the Note, and (2) the date of prepayment which shall be not more than three Trading Days from the date of the Optional Prepayment Notice. On the date fixed for prepayment (the “Optional Prepayment Date”), the Borrower shall make payment of the Optional Prepayment Amount (as defined below) to Holder, or upon the direction of the Holder as specified by the Holder in a writing to the Borrower (which shall direction to be sent to Borrower by the Holder at least one business day prior to the Optional Prepayment Date). If the Borrower exercises its right to prepay the Note, the Borrower shall make payment to the Holder of an amount in cash equal to 110%, multiplied by the sum of: (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the Optional Prepayment Date plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and (x) plus (z) any amounts owed to the Holder pursuant to Section 1.05 hereof (the “Optional Prepayment Amount”).

ARTICLE IX.
CERTAIN COVENANTS

Section 9.01 Sale of Assets. So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business. Any consent to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition.

ARTICLE X.
EVENTS OF DEFAULT

If any of the following events of default (each, an “Event of Default”) shall occur:

Section 10.01 Failure to Pay Principal and Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity or upon acceleration and such breach continues for a period of ten days after written notice from the Holder; provided that nothing in this Section 3.01 shall be construed to prevent the mandatory conversion of this Note pursuant to Section 1.02.

Section 10.02 Conversion and the Shares. The Borrower fails to issue shares of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for ten business days after the Holder shall have delivered a Notice of Conversion. It is an obligation of the Borrower to remain current in its obligations to its transfer agent. It shall be an event of default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by the Borrower to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Borrower’s transfer agent in order to process a conversion, such advanced funds shall be paid by the Borrower to the Holder within 48 hours of a demand from the Holder.

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Section 10.03 Breach of Covenants. The Borrower breaches any material covenant or other material term or condition contained in this Note and any collateral documents including but not limited to the Subscription Agreement and such breach continues for a period of 20 days after written notice thereof to the Borrower from the Holder.

Section 10.04 Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Subscription Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Subscription Agreement.

Section 10.05 Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

Section 10.06 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

Section 10.07 Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on at least one of the OTC (which specifically includes the quotation platforms maintained by the OTC Markets Group) or an equivalent replacement exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange.

Section 10.08 Failure to Comply with the Exchange Act. The Borrower shall fail to comply with the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”); and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act; provided; however, that notwithstanding anything contained herein or in the Subscription Agreement to the contrary, if the Borrower shall fail to comply with the reporting requirements of the Exchange Act and, at such time this Note is not convertible pursuant to the terms hereof, the Borrower shall have a ten (10) day cure period to comply with such requirements.

Section 10.09 Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

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Section 10.10 Replacement of Transfer Agent. In the event that the Borrower proposes to replace its transfer agent, the Borrower fails to provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Subscription Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and the Borrower.

Upon the occurrence and during the continuation of any Event of Default specified in Sections 3.3, 3.4, 3.7, 3.8, and/or 3.10, exercisable through the delivery of written notice to the Borrower by Holder (the “Default Notice”), and upon the occurrence of an Event of Default specified the remaining sections of ARTICLE III, the Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the greater of (i) the sum of (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the “Mandatory Prepayment Date”) plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to the Holder pursuant to Section 1.04 and Section 1.05(e) hereof (the then outstanding principal amount of this Note to the date of payment plus the amounts referred to in clauses (x), (y) and (z) shall collectively be known as the “Default Sum”) or (ii) the “parity value” of the Default Sum to be prepaid, where parity value means (a) the highest number of shares of Common Stock issuable upon conversion of or otherwise pursuant to such Default Sum in accordance with ARTICLE I, treating the Trading Day immediately preceding the Mandatory Prepayment Date as the “Conversion Date” for purposes of determining the lowest applicable Conversion Price, unless the Default Event arises as a result of a breach in respect of a specific Conversion Date in which case such Conversion Date shall be the Conversion Date), multiplied by (b) the average Closing Price for the Common Stock during the period beginning on the date of first occurrence of the Event of Default and ending one day prior to the Mandatory Prepayment Date (the “Default Amount”) and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

ARTICLE XI.
MISCELLANEOUS

Section 11.01 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 11.02 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Borrower, to:

ROCKETFUEL BLOCKCHAIN, INC.

201 Spear Street, Suite 1100

San Francisco, CA 94105

Attn: Bennett J Yankowitz, Chief Financial Officer

Fax: (310) 388-0582

Email: b.yankowitz@rocketfuelblockchain.com

If to the Holder:

G Kapital ApS

[redacted]

Attn.: Tom Glæsner Larsen

e-mail: [redacted]

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Section 11.03 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Subscription Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

Section 11.04 Assignability. This Note shall be binding upon the Borrower and its successors and assigns and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note comply with the provisions of SEC Regulation S.

Section 11.05 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

Section 11.06 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of California or the federal courts located in Los Angeles County, California. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Borrower and Holder waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Note, any agreement or any other document delivered in connection with this Note by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

Section 11.07 Subscription Agreement. By its acceptance of this Note, each party agrees to be bound by the applicable terms of the Subscription Agreement.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer on the Issue Date referred to above.

ROCKETFUEL BLOCKCHAIN, INC.

By:
Name:
Title:

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EXHIBIT A — NOTICE OF CONVERSION

The undersigned hereby elects to convert $_________________ principal amount of the Note (defined below) into that number of shares of Common Stock to be issued pursuant to the conversion of the Note (“Common Stock”) as set forth below, of ROCKETFUEL BLOCKCHAIN, INC., a Nevada corporation (the “Borrower”) according to the conditions of the convertible note of the Borrower dated as of September __`, 2021 (the “Note”), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

[  ] The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DWAC Transfer”).

Name of DTC Prime Broker: ______________________

Account Number: _____________________________

[  ] The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

G Kapital ApS

[redacted]

Attn.: Tom Glæsner Larsen

e-mail: [redacted]

Date of conversion:

Applicable Conversion Price:	$

Number of shares of common stock to be issued pursuant to conversion of the Notes:

Amount of Principal Balance due remaining under the Note after this conversion

G KAPITAL APS

By:
Name:
Title:
Date: